UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

EagleRock Land, LLC

(Exact name of registrant as specified in its charter)

Texas	001-43288	41-3142321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9655 Katy Freeway, Suite 375

Houston, Texas 77024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 280-7002

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	EROK	New York Stock Exchange and NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On May 19, 2026, EagleRock Land, LLC (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission (the “Commission”). The Original Report disclosed the consummation of certain restructuring transactions previously announced by the Company (the “Reorganization”), pursuant to that certain Contribution and Assignment Agreement (the “Contribution Agreement”), dated as of May 4, 2026, by and among the Company, EagleRock Land Operating, LLC (“OpCo”) and the Contributors (as defined in the Contribution Agreement), in connection with the Company’s initial public offering. The Reorganization was consummated on May 15, 2026.

This Current Report on Form 8-K/A amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following historical financial statements of DE IV Flow, LLC are incorporated herein by reference:

•

The audited combined carve-out financial statements of DE IV Flow, LLC as of and for the years ended December 31, 2025 and 2024, and the related notes thereto, incorporated by reference to pages F-86 through F-104 of the Prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, with the Commission on May 14, 2026 (the “Final Prospectus”).

•

The unaudited interim condensed combined carve-out financial statements of DE IV Flow, LLC as of March 31, 2026 and for the three months ended March 31, 2026 and March 31, 2025, and the related notes thereto, attached as Exhibit 99.1 hereto.

The following historical financial statements of Shallow Valley Ranch are incorporated herein by reference:

•

The audited combined carve-out financial statements of Shallow Valley Ranch as of and for the years ended December 31, 2025 and 2024, and the related notes thereto, incorporated by reference to pages F-105 through F-119 of the Final Prospectus.

•

The unaudited interim condensed combined carve-out financial statements of Shallow Valley Ranch as of March 31, 2026 and for the three months ended March 31, 2026 and March 31, 2025, and the related notes thereto, attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial statements of the Company are incorporated herein by reference:

•

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended December 31, 2025, and the related notes thereto, incorporated by reference to pages F-7 through F-25 of the Final Prospectus.

•	The unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2026, and the related notes thereto, attached as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit	Description

99.1	Unaudited interim condensed combined carve-out financial statements of DE IV Flow, LLC as of March 31, 2026 and for the three months ended March 31, 2026 and March 31, 2025.

99.2	Unaudited interim condensed combined carve-out financial statements of Shallow Valley Ranch as of March 31, 2026 and for the three months ended March 31, 2026 and March 31, 2025.

99.3	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2026

EAGLEROCK LAND, LLC

By:	/s/ Greg Pipkin Jr.
Name:	Greg Pipkin Jr.
Title:	Chief Executive Officer

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